Other Long-Term Liabilities (Tables)	12 Months Ended
Dec. 31, 2014
Other Long-Term Liabilities

(in millions of Canadian dollars)	2014	2013
Provision for environmental remediation, net of current portion(1)	$75	$76
Provision for restructuring, net of current portion(2) (Note 4)	13	21
Deferred gains on sale leaseback transactions	25	31
Deferred revenue on rights-of-way license agreements, net of current portion	33	31
Stock-based compensation liabilities, net of current portion	145	69
Asset retirement obligations (Note 22)	23	24
Deferred retirement compensation	24	16
Deferred hedging losses (Note 20)	25	–
Other, net of current portion	69	70

Total other long-term liabilities	$432	$338

(1) As at December 31, 2014, the aggregate provision for environmental remediation, including the current portion was $91 million (2013 – $90 million).

(2) As at December 31, 2014, the aggregate provision for restructuring, including the current portion was $24 million (2013 – $50 million).